                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (Date of earliest event reported): JUNE 19, 2000



                         WEATHERFORD INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)


                      DELAWARE                         1-13086                            04-2515019
              (State of Incorporation)          (Commission File No.)        (I.R.S. Employer Identification No.)



            515 POST OAK BLVD., SUITE 600
                   HOUSTON, TEXAS                                                            77027
      (Address of Principal Executive Offices)                                            (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 693-4000


================================================================================


                                     PAGE 1
                        EXHIBIT INDEX APPEARS ON PAGE 8

ITEM 5.   OTHER EVENTS

ALPINE ACQUISITION

         On June 19, 2000, we announced the signing of an agreement to acquire Alpine Oil Services Corporation (Toronto:ASL) for approximately U.S. $55 million in our common stock. The Alpine acquisition, which has been approved by Alpine's and our boards of directors, is subject to the approval of two-thirds of Alpine's shareholders and Canadian regulatory and judicial authorities. Holders of approximately 34% of the outstanding shares of Alpine have previously agreed to support and vote for the acquisition. Under the terms of the agreement, we have agreed to pay Canadian $2.50 for each share of Alpine common stock, payable in our common stock. For the purposes of the transaction, the value of our common stock will be determined based on the average common stock closing price for the 10 days prior to the close of the acquisition. A copy of the press release announcing the signing of the Alpine agreement is filed as Exhibit 99.1 and is incorporated in this report by reference.

         On June 29, 2000, Alpine obtained an interim order from the Court of Queen's Bench of Alberta providing for the calling and holding of a meeting of Alpine shareholders for August 4, 2000. If the Alpine shareholder meeting is held as scheduled and shareholder approval is obtained and any other necessary conditions are satisfied or waived, Alpine will apply to the Court of Queen's Bench of Alberta on August 9, 2000 for a final order approving the transaction. Closing of the acquisition is expected to occur shortly after the August 9th hearing.

CONVERTIBLE DEBT OFFERING

         On June 26, 2000, we announced the pricing in a private placement of approximately $500 million of 20-year zero coupon convertible senior debentures due 2020. A copy of the press release announcing the pricing of the debentures is filed as Exhibit 99.2 and is incorporated in this report by reference.

         On June 30, 2000, we issued $910,000,000 principal amount at maturity of the debentures pursuant to a Second Supplemental Indenture entered into with The Bank of New York, as trustee, and a Purchase Agreement, dated June 26, 2000 with Morgan Stanley & Co. Incorporated, as initial purchaser. The issue price was $551.26 for each $1,000.00 in face value, which provided net proceeds to us of approximately $491.9 million (potentially up to $567.7 million if the over-allotment is exercised in full). The issue price represents a yield-to-maturity of 3%. The debentures will be convertible into shares of our common stock at a rate of 9.9970 shares per $1,000.00 face value, subject to adjustment in certain circumstances. We may redeem the debentures at any time after five years from the date of issuance, and debenture holders will have the right to require us to repurchase the debentures, in cash or our common stock at our option, on the fifth, tenth and fifteenth anniversaries of the date of issuance. We have agreed to register for resale the debentures and the common stock issuable upon conversion or repurchase of the debentures, pursuant to a Registration Rights Agreement dated as of June 30, 2000, between us and Morgan Stanley.

         Copies of the Second Supplemental Indenture, Registration Rights Agreement, Purchase Agreement and the press release announcing the issuance of the debentures are filed as Exhibits 4.1, 4.2, 10.1 and 99.3 to this report and are incorporated in this report by reference.

DAILEY ACQUISITION

       We previously announced that on August 31, 1999, we completed the acquisition of Dailey International Inc. pursuant to a pre-negotiated plan of reorganization in bankruptcy that was approved by the United States Bankruptcy Court for the District of Delaware. This current report on Form 8-K contains pro forma financial information for us and Dailey. For additional pro forma financial information for us and Dailey, you should read our current reports on Form 8-K dated May 21, 1999, August 16, 1999, August 31, 1999, October 22, 1999
and November 12, 1999.

       The following summary unaudited pro forma condensed consolidated financial data gives effect to the acquisition of Dailey by us. The financial data is based on our historical financial data and the historical financial data of Dailey. The Unaudited Pro Forma Condensed Consolidated Statement of Operations for the twelve months ended December 31, 1999, gives effect to our acquisition of Dailey as if the transaction had occurred on January 1, 1999. The pro forma information set forth below is not necessarily indicative of the results that actually would have been achieved had such transaction been consummated as of the aforementioned dates, or that may be achieved in the future.

       All other acquisitions by us are not material individually or in the aggregate; therefore, pro forma information is not reflected. Because this pro forma information is a summary, it does not contain all information that may be important to you. You should also read the following:

       o      Our Quarterly Report on Form 10-Q for the period ended March 31,
              2000.

       o      Our Annual Report on Form 10-K for the year ended December 31,
              1999.

       o Our Current Reports on Form 8-K dated May 21, 1999, August 16, 1999, August 31, 1999, October 22, 1999, November 12, 1999,
              January 31, 2000, February 11, 2000, March 6, 2000 and
              April 17, 2000.

       o Dailey's Management's Discussion and Analysis of Financial Condition and Results of Operations and its financial statements and related notes thereto contained in its Annual Report on Form 10-K for the year ended December 31, 1998.

       o Dailey's Quarterly Report on Form 10-Q for the period ended March 31, 1999.

       o Dailey's Quarterly Report on Form 10-Q for the period ended June 30, 1999.




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

                         WEATHERFORD INTERNATIONAL, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1999
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                        DAILEY HISTORICAL
                                                                          FOR THE EIGHT
                                                         WEATHERFORD      MONTHS ENDED          PRO FORMA            WEATHERFORD
                                                          HISTORICAL     AUGUST 31, 1999       ADJUSTMENTS            PRO FORMA
                                                         -----------     ---------------       -----------           -----------
Revenues ..........................................      $ 1,240,000     $        68,507       $    (1,264)(a)       $ 1,307,443
                                                         -----------     ---------------       -----------           -----------

Costs and expenses:
   Cost of sales ..................................          893,893              63,205            (4,181)(a)(b)        952,917
   Selling, general and
     administrative ...............................          282,107              22,506             2,743 (c)           307,356
   Reorganization costs ...........................             --                 2,706              --                   2,706
   Equity in earnings of
     unconsolidated affiliates ....................           (2,618)               (634)             --                  (3,252)
                                                         -----------     ---------------       -----------           -----------
                                                           1,173,382              87,783            (1,438)            1,259,727
                                                         -----------     ---------------       -----------           -----------
Operating income (loss) ...........................           66,818             (19,276)              174                47,716
                                                         -----------     ---------------       -----------           -----------
Other income (expense):
   Interest expense ...............................          (44,904)            (11,618)           11,105 (d)           (45,417)
   Interest income ................................            3,179                 983            (1,122)(e)             3,040
   Other, net .....................................            3,291                  17              --                   3,308
                                                         -----------     ---------------       -----------           -----------
                                                             (38,434)            (10,618)            9,983               (39,069)
                                                         -----------     ---------------       -----------           -----------

Income (loss) before income taxes .................           28,384             (29,894)           10,157                 8,647
Provision for income taxes ........................            8,477                 510             3,555 (f)            12,542
                                                         -----------     ---------------       -----------           -----------
Income (loss) before minority interests
                                                              19,907             (30,404)            6,602                (3,895)
Minority interest expense,
   net of taxes ...................................            3,701                --                --                   3,701
                                                         -----------     ---------------       -----------           -----------
Income (loss) from continuing
   operations .....................................      $    16,206     $       (30,404)      $     6,602           $    (7,596)
                                                         ===========     ===============       ===========           ===========

Income (loss) from continuing operations per share:
     Basic ........................................      $      0.16                                                 $     (0.07)
                                                         ===========                                                 ===========
     Diluted ......................................      $      0.16                                                 $     (0.07)
                                                         ===========                                                 ===========

Weighted average shares
   outstanding:
     Basic ........................................          101,245                                                     104,109(g)
                                                         ===========                                                 ===========
     Diluted ......................................          102,889                                                     104,109
                                                         ===========                                                 ===========



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



NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

General

The following notes set forth the assumptions used in preparing the Unaudited Pro Forma Condensed Consolidated Statement of Operations. The pro forma adjustments are based on estimates made by Weatherford's management using information currently available.

Pro Forma Adjustments

The adjustments to the accompanying Unaudited Pro Forma Condensed Consolidated Statement of Operations are described below:

       (a) To eliminate revenue of $1.3 million and related costs of $0.9 million for the eight months ended August 31, 1999 associated with transactions between Dailey and Weatherford.

       (b) To reverse depreciation expense of $3.2 million for the eight months ended August 31, 1999 to reflect the write-down of property, plant and equipment to fair market value. Such property, plant and equipment is being depreciated over five years.

       (c) To record amortization of $2.7 million for the eight months ended August 31, 1999 for goodwill related to acquisition of Dailey. Such goodwill is being amortized over 20 years.

       (d) To eliminate interest expense to reflect the retirement of Dailey's 9 1/2% Senior Notes due 2008 (the "Senior Notes").

       (e) To eliminate Weatherford's interest income related to its investment in the Senior Notes.

       (f) To record the income tax provision related to the effect of the pro forma adjustments at the statutory rate.

       (g) Weatherford's historical shares outstanding and basic weighted average pro forma shares outstanding as of December 31, 1999 were 108,293,255 and 104,108,955, respectively.

       The historical financial statements of Dailey have been previously filed by us as follows:

       o Consolidated financial statements of Dailey as of December 31, 1998 and 1997 and for the year December 31, 1998, the eight month period ended December 31, 1997 and for each of the two years in the period ended April 30, 1997 were filed as Exhibit 99.2 to our Current Report on Form 8-K dated May 21, 1999.

       o Condensed Consolidated financial statements of Dailey for the quarterly period ended March 31, 1999 were filed as Exhibit 99.3 to our Current Report on Form 8-K dated May 21, 1999.

       o Condensed Consolidated financial statements of Dailey for the quarterly period ended June 30, 1999 were filed as Exhibit 99.1 to our Current Report on Form 8-K dated August 16, 1999.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits


         4.1 Second Supplemental Indenture dated June 30, 2000, between Weatherford International, Inc. and The Bank of New York, as trustee (including form of Debenture).

         4.2 Registration Rights Agreement dated June 30, 2000, between Weatherford International, Inc. and Morgan Stanley & Co. Incorporated.

        10.1 Purchase Agreement, dated June 26, 2000, between Weatherford International, Inc. and Morgan Stanley & Co. Incorporated.

        10.2 Combination Agreement dated as of June 16, 2000, by and among Weatherford International, Inc., Weatherford Oil Services, Inc., Weatherford Canada Ltd. and Alpine Oil Services Corporation (including as exhibits, forms of Plan of Arrangement, Support Agreement and Voting and Exchange Trust Agreement).

        23.1 Consent of Ernst & Young LLP with respect to the financial statements of Dailey International Inc.

        99.1 Press release dated June 19, 2000, announcing the signing of the Alpine acquisition agreement.

        99.2 Press release dated June 26, 2000, announcing the pricing of the debentures.

        99.3 Press release dated June 30, 2000, announcing the issuance of the debentures.

        99.4 Consolidated financial statements of Dailey International Inc. as of December 31, 1998 and 1997 and for the year
                  December 31, 1998, the eight months period ended December 31, 1997 and for each of the two years in the period ended
                  April 30, 1997 (incorporated by reference to Exhibit 99.2 to Form 8-K, File 1-13086, dated May 21, 1999).

        99.5 Condensed Consolidated financial statements of Dailey International Inc. for the quarterly period ended
                  June 30, 1999 (incorporated by reference to Exhibit 99.1 to Form 8-K, File 1-13086, dated August 16, 1999).



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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WEATHERFORD INTERNATIONAL, INC.



Dated: July 10, 2000                           /s/ LISA W. RODRIGUEZ
                                    --------------------------------------------
                                                   Lisa W. Rodriguez
                                      Vice President - Accounting and Controller





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
                                INDEX TO EXHIBITS


          4.1 Second Supplemental Indenture dated June 30, 2000, between Weatherford International, Inc. and The Bank of New York, as trustee (including form of Debenture).

          4.2 Registration Rights Agreement dated June 30, 2000, between Weatherford International, Inc. and Morgan Stanley & Co. Incorporated.

         10.1 Purchase Agreement, dated June 26, 2000, between Weatherford International, Inc. and Morgan Stanley & Co. Incorporated.

         10.2 Combination Agreement dated as of June 16, 2000, by and among Weatherford International, Inc., Weatherford Oil Services, Inc., Weatherford Canada Ltd. and Alpine Oil Services Corporation (including as exhibits, forms of Plan of Arrangement, Support Agreement and Voting and Exchange Trust Agreement).

         23.1 Consent of Ernst & Young LLP with respect to the financial statements of Dailey International Inc.

         99.1 Press release dated June 19, 2000, announcing the signing of the Alpine acquisition agreement.

         99.2 Press release dated June 26, 2000, announcing the pricing of the debentures.

         99.3 Press release dated June 30, 2000, announcing the issuance of the debentures.

         99.4 Consolidated financial statements of Dailey International Inc. as of December 31, 1998 and 1997 and for the year December 31, 1998, the eight month period ended December 31, 1997 and to each of the two years in the period ended April 30, 1997 (incorporated by reference to Exhibit 99.2 to Form 8-K,
                  File 1-13086, dated May 21, 1999).

         99.5 Condensed Consolidated financial statements of Dailey International Inc. for the quarterly period ended
                  June 30, 1999 (incorporated by reference to Exhibit 99.1 to Form 8-K, File 1-13086, dated August 16, 1999)



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